UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 12, 2026
Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
200 South Wacker Drive
Suite 2100
Chicago, Illinois 60606
(Address of Principal Executive Offices)
(312) 489-5800
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	CDE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On Wednesday, May 13, 2026, Kenneth J. Watkinson, Coeur Mining, Inc.'s (“Coeur” or the “Company”) Vice President, Corporate Controller and Chief Accounting Officer informed the Company of his intention to retire in early 2027. Mr. Watkinson is expected to remain in his current role until August 10, 2026, thereafter continuing as Vice President, Accounting to assist with transition matters through his retirement in early 2027.
Anne Beckhelheimer has been selected to assume the role of Senior Vice President, Tax, Corporate Controller and Chief Accounting Officer of the Company effective August 10, 2026.
Ms. Beckelheimer, 46, joined the Company in June 2015 and has over 20 years of relevant experience. Ms. Beckelheimer has served as the Company’s Senior Vice President, Tax and Treasurer since February 2026. Ms. Beckelheimer previously served as Vice President, Tax and Treasurer from May 2020 to February 2026, as Vice President, Tax from March 2017 to May 2020, and as Director of Tax from June 2015 to March 2017. She began her career with KPMG, LLP and previously served as Senior Manager, Global Tax Accounting at Newmont Mining Corporation and as Tax Director for Royal Gold, Inc. Ms. Beckelheimer holds a Bachelor of Business Administration from Baylor University and a Masters of Taxation from the University of Denver. She is a Certified Public Accountant.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Company held its 2026 Annual Stockholders’ Meeting on May 12, 2026 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law (the “Certificate of Incorporation Amendment”). In all other respects, the terms of the Certificate of Incorporation remain unchanged. Following the stockholders’ approval, the Company filed the Certificate of Incorporation Amendment on May 12, 2026 with the Secretary of State of the State of Delaware. The Certificate of Incorporation Amendment became effective upon filing.
The foregoing description of the Certificate of Incorporation Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Incorporation Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.
Further, on May 13, 2026, the Company’s Board of Directors (the “Board”) approved and adopted amended and restated bylaws of the Company (as so amended, the “A&R Bylaws”). The A&R Bylaws became effective immediately upon approval by the Board. Among other things, the amendments effected by the A&R Bylaws modify the composition of officers of the Company and clarify certain provisions relating to the authorities, functions and duties of the Company’s officers.
The foregoing description of the A&R Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein.
Item 5.07.     Submission of Matters to a Vote of Security Holders.
The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.
Coeur’s stockholders voted on the following four proposals at the Annual Meeting. The number of votes cast for and against each proposal and the number of abstentions and broker non-votes are set forth below.
Proposal 1. Election of Directors.
The stockholders elected the following nine individuals to the Board for one-year terms expiring at the 2027 Annual Stockholders’ Meeting. The voting results were as follows:

	For	Against	Abstain	Approval Percentage (1)
Linda L. Adamany	405,333,647	30,983,402	636,958	92.90%
Pierre Beaudoin	430,084,189	6,208,373	661,445	98.58%
Paramita Das	424,932,384	11,292,236	729,387	97.41%
Patrick Godin	429,931,226	6,364,329	658,452	98.54%
Jeane L. Hull	418,920,061	17,384,576	649,370	96.02%
Mitchell J. Krebs	404,616,391	31,695,587	642,029	92.74%
Eduardo Luna	435,461,156	839,599	653,252	99.81%
Marilyn Schonberner	435,293,900	1,021,205	638,902	99.77%
J. Kenneth Thompson	404,094,942	32,202,065	657,000	92.62%

Broker Non-Votes: 64,139,757
Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm for 2026.
The stockholders ratified the appointment of Grant Thornton LLP as Coeur’s independent registered public accounting firm for the 2026 fiscal year. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
498,532,688	1,702,707	858,369	—	99.66%
Proposal 3. Approval of an Amendment to the Company’s Certificate of Incorporation.
The stockholders approved the Certificate of Incorporation Amendment to limit the liability of certain officers as permitted by law. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
328,764,746	107,296,275	892,986	64,139,757	75.39%
Proposal 4. Approval of Advisory Resolution on Named Executive Officer Compensation.
The stockholders approved an advisory resolution on named executive officer compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes	Approval Percentage (1)
428,071,901	7,773,165	1,108,941	64,139,757	98.22%

_____________________________________________________
(1) Percentage of votes cast for the nominee or proposal (excluding abstentions and broker non-votes). Proposal 3 required approval by a majority of outstanding shares as opposed to majority of votes cast, which was achieved with 51.46% of outstanding shares at the record date voting for the proposal.
Item 8.01. Other Events.
On May 13, 2026, the Company issued a press release announcing that its Board had declared an inaugural dividend of $0.02 per share of common stock, expected to be paid on June 10, 2026 to stockholders of record at the close of business on May 25, 2026. Due to an NYSE market holiday on May 25, 2026, the effective record date will be May 22, 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    List of Exhibits

Exhibit No.	Description
3.1	Amendment to the Certificate of Incorporation of Coeur Mining, Inc., effective as of May 12, 2026.
3.2	Amended and Restated Bylaws of Coeur Mining, Inc., effective May 13, 2026.
99.1	Press release dated May 13, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Exhibit Index

Exhibit No.	Description
3.1	Amendment to the Certificate of Incorporation of Coeur Mining, Inc., effective as of May 12, 2026.
3.2	Amended and Restated Bylaws of Coeur Mining, Inc., effective May 13, 2026.
99.1	Press release dated May 13, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.
Date: May 13, 2026	By: /s/ Casey M. Nault
Name: Casey M. Nault Title: Executive Vice President, General Counsel and Secretary